UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2025

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100
Canton, OH 44708
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

On July 18, 2025, HOF Village Retail I, LLC and HOF Village Retail II, LLC (together, the “Tenant”), wholly owned subsidiaries of Hall of Fame Resort & Entertainment Company (the “Company”), received a notice of default (the “Notice”) from Twain GL XXXVI, LLC (the “Landlord”) under that certain Ground Lease dated as of September 27, 2022 (the “Lease”) related to the Fan Engagement Zone. The Notice was additionally directed to the Company in its capacity as guarantor under that certain Guaranty dated as of September 27, 2022 (the “Guaranty”) related to the Lease.

The Notice stated that the Tenant has failed to pay rent due under the Lease, including all or a portion of the April 1, 2025 installment, with a total amount allegedly due of $283,915.51 as of July 18, 2025. The Notice also claimed that the Company was in default under the Guaranty for failing to make such payments on behalf of the Tenant. The Notice stated that failure of the Tenant to pay the amounts demanded by July 23, 2025, entitled Landlord to exercise its rights and remedies under the Lease, including, without limitation, the termination of the lease agreement.

Following receipt of the Notice, the Company received an advance from CH Capital Lending, LLC pursuant to that certain Note and Security Agreement dated June 18, 2025, as amended, and made payment in full of all amounts demanded on July 23, 2025, which the Company believes cures the defaults identified in the Notice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
99.1	Notice of Default dated July 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Lisa Gould
		Name:	Lisa Gould
		Title:	Interim Principal Executive Officer

Dated: July 24, 2025